UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 1, 2018

 Virtus Investment Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10994	26-3962811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Pearl Street, 9th Floor, Hartford, CT	06103
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 248-7971
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
Securities Purchase Agreement
On February 1, 2018, Virtus Partners, Inc. (“Virtus Partners”), a Delaware corporation and a subsidiary of Virtus Investment Partners, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Sustainable Growth Advisers, LP (“SGA”), a Delaware limited partnership, SGIA, LLC (“SGA GP”), a Delaware limited liability company and the general partner of SGA, Estancia Capital Partners, L.P. (“Estancia”), an outside minority partner of SGA, and each of the management partners of SGA named therein, pursuant to which Virtus Partners (on the terms and subject to the satisfaction or waiver of the closing conditions set forth in the Purchase Agreement) has agreed to acquire (i) 70% of the outstanding limited partnership interests of SGA at the closing of the Transaction (as defined below) (the “Closing”) and (ii) 100% of the outstanding membership interests of SGA GP at the Closing (the “Transaction”). The management partners of SGA will retain the remaining 30% limited partnership interests of SGA at the Closing. SGA’s largest current equity holder, Estancia, will sell its entire ownership stake to Virtus Partners at the Closing.
The base purchase price (the “Base Purchase Price”) payable by Virtus Partners in cash at the Closing is $129,500,000, subject to certain potential adjustments as described below. Prior to the Closing, SGA will seek consents from its clients to the “assignment” of its advisory contracts deemed under the Investment Advisers Act of 1940, as amended, to result from the consummation of the Transaction (“Consents”). The Purchase Agreement provides that the Base Purchase Price will be reduced at the Closing (any such reduction, a “Client Consent Reduction”) if SGA does not obtain Consents representing revenues at least equal to 95% of a baseline revenue amount (the “Base Revenue Run Rate”). The Base Purchase Price is also subject to a customary working capital and outstanding SGA indebtedness adjustment mechanism. In the event that there is a Client Consent Reduction at the Closing, the Purchase Agreement also contains a customary post-Closing true-up mechanism pursuant to which such reduction may be recouped by the sellers following the Closing in the event that SGA obtains additional Consents and/or certain specified unfunded client mandates are funded during the nine (9) months following the Closing.
The Closing is subject to (i) the receipt of Consents representing revenues that are not less than 80% of the Base Revenue Run Rate, (ii) the three founding partners of SGA continuing to provide services to SGA as of the Closing, and (iii) other customary closing conditions. The Transaction is expected to close in mid-2018, subject to the satisfaction or waiver of such conditions.
The Purchase Agreement contains customary termination rights for Virtus Partners and SGA, including in the event the Transaction is not consummated on or before September 30, 2018 (the “Termination Date”). The Purchase Agreement also contains customary representations, warranties, covenants and indemnification and escrow provisions. SGA is required, among other things, to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Purchase Agreement and the Closing, subject to certain customary exceptions.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2017.
The above description of the Purchase Agreement has been included to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide any other factual information about the Company, Virtus Partners, SGA or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, SGA or any of their respective subsidiaries, affiliates or businesses.

Cautionary Statements Regarding Forward-Looking Statements
This document contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about the Company’s beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” or similar statements or variations of such terms.
The Company’s forward-looking statements are based on a series of expectations, assumptions and projections about the Company, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning the Company’s assets under management, cash inflows and outflows, operating cash flows, its ability to expand distribution and product offerings, and future credit facilities, for all forward periods. The Company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.
The Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its 2016 Annual Report on Form 10-K, as well as the following risks and uncertainties: (a) any reduction in its assets under management; (b) the withdrawal, renegotiation or termination of investment advisory agreements; (c) damage to its reputation; (d) failure to comply with investment guidelines or other contractual requirements; (e) the inability to attract and retain key personnel; (f) the competition the Company faces in its business; (g) adverse regulatory and legal developments; (h) unfavorable changes in tax laws or limitations; (i) adverse developments, or changes in its relationships with unaffiliated subadvisers; (j) changes in key distribution relationships; (k) interruptions in service or failure to provide service by third-party service providers; (l) volatility associated with its common stock; (m) civil litigation and government investigations or proceedings; (n) the risk of capital loss associated with its investments; (o) the inability to make quarterly distributions; (p) the lack of availability of required and necessary capital on satisfactory terms; (q) liabilities and losses not covered by insurance; (r) the inability to satisfy financial covenants under its existing debt agreement and under any other committed debt financing; (s) the inability to secure required consents, including from clients of SGA; (t) the inability to successfully close the acquisition and integrate the acquired business, and other risks and uncertainties described in the Company’s 2016 Annual Report on Form 10-K or in any of its filings with the Securities and Exchange Commission (“SEC”) and (u) the ability to achieve expected financial benefits and synergies.
Certain other factors which may impact the Company’s continuing operations, prospects, financial results and liquidity or which may cause actual results to differ from such forward-looking statements are discussed or included in the Company’s periodic reports filed with the SEC and are available on the Company’s website at www.virtus.com under “Investor Relations.” Statements in this document should be carefully considered in light of all such factors.
The Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date hereof, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by the Company which modify or impact any of the forward-looking statements contained in or accompanying this document, such statements or disclosures will be deemed to modify or supersede such statements herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Date: February 7, 2018	By:	/s/ Michael A. Angerthal
	Name:	Michael A. Angerthal
	Title:	Executive Vice President and Chief Financial Officer